METLIFE INSURANCE COMPANY OF CONNECTICUT
(A Wholly-Owned Subsidiary of MetLife, Inc.)

Unaudited Pro Forma Condensed Consolidated Financial Information

On October 11, 2006, MetLife Insurance Company of Connecticut, a Connecticut corporation, and its subsidiaries (“MICC” or the “Company”), and MetLife Investors Group, Inc., a Delaware corporation (“MLIG”), both wholly-owned subsidiaries of MetLife, Inc. (“MetLife”), entered into a Transfer Agreement (the “Transfer Agreement”), pursuant to which the Company acquired all of the outstanding stock of MetLife Investors USA Insurance Company (“MLI-USA”), a Delaware stock life insurance company, from MLIG in exchange for shares of the Company’s common stock. In order to effectuate the exchange of shares, MetLife returned to the Company, just prior to the closing of the transaction, 10,000,000 shares of its common stock and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of the Company’s 40,000,000 authorized common stock. The Company issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. As the transaction was between entities under common control, the transaction was recorded at the book value of MLI-USA of approximately $1.0 billion and accounted for in a manner similar to a pooling-of-interests. The transaction closed on October 11, 2006 and has effect as if it occurred on October 1, 2006. After the closing of the transaction, 34,595,317 shares of the Company’s common stock are outstanding and remain outstanding as of December 20, 2006. MLIG holds 4,595,317 of the shares with the remaining shares held by MetLife.

On July 1, 2005, MICC became a wholly-owned subsidiary of MetLife. As required by the United States Securities and Exchange Commission Staff Accounting Bulletin Topic 5-J, Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting applied by MetLife to the acquired assets and liabilities associated with MICC has been “pushed down” to the consolidated financial statements of MICC, thereby establishing a new basis of accounting. This new basis of accounting is referred to as the “successor basis,” while the historical basis of accounting is referred to as the “predecessor basis.”

On October 30, 1997, MLIG, including its wholly-owned subsidiary MLI-USA, was purchased by Metropolitan Life Insurance Company and subsequently transferred to MetLife. This acquisition resulted in the recognition of goodwill, value of business acquired (“VOBA”) and related deferred income tax liabilities. At the time, MetLife elected not to apply push down basis of accounting to this transaction. Accordingly, such balances were recorded on the balance sheet of MLIG. As of September 30, 2006, $68 million, $9 million and $3 million of goodwill, VOBA and deferred income tax liabilities, respectively, remained outstanding resulting from the 1997 acquisition. On October 11, 2006, MICC also purchased such unamortized balances at their stated book values at October 1, 2006 from MLIG.

The following unaudited pro forma condensed consolidated financial information consolidates the historical consolidated balance sheet and consolidated statements of income of MICC, the historical balance sheet and statements of income of MLI-USA, and the historical net assets and related statements of income for the other assets acquired and liabilities assumed from MLIG as discussed above. Those historical financial statements and financial information were prepared in conformity with accounting principles generally accepted in the United States of America. The unaudited pro forma condensed consolidated financial information has been prepared using the assumptions described in the notes thereto.

The unaudited pro forma condensed consolidated financial information below should be read in conjunction with the notes thereto and the historical financial statements of MLI-USA, which are also included as an exhibit to the Form 8-K/A with which this financial information is filed, as well as in conjunction with the historical consolidated financial statements of MICC included in its Annual Report on Form 10-K for the year ended December 31, 2005 and in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2006. This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of the consolidated company that would have actually occurred had the acquisition been effective during the period presented or of the future financial position or future results of operations of the consolidated company. The consolidated financial information as of and for the periods presented may have been different had the companies actually been consolidated as of or during those periods.

METLIFE INSURANCE COMPANY OF CONNECTICUT
(A Wholly-Owned Subsidiary of MetLife, Inc.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2006

	Historical
	SUCCESSOR				Pro Forma
	MICC	MLI-USA	Adjustments	Notes	Consolidated
	(In millions, except per share data)
	(Increase / (decrease))

ASSETS
Investments:
Fixed maturities available-for-sale, at fair value	$44,099	$4,385	$—		$48,484
Equity securities, at fair value	376	—	—		376
Mortgage and other loans	2,539	459	—		2,998
Policy loans	882	37	—		919
Real estate and real estate joint ventures held-for-investment	161	—	—		161
Real estate held-for-sale	5	—	—		5
Other limited partnership interests	1,055	11	—		1,066
Short-term investments	1,833	217	—		2,050
Other invested assets	1,181	18	—		1,199

TOTAL INVESTMENTS	52,131	5,127	—		57,258
Cash and cash equivalents	957	49	—		1,006
Accrued investment income	531	56	—		587
Premiums and other receivables	5,708	1,808	—		7,516
Deferred policy acquisition costs and value of business acquired	3,663	1,456	9	2(a)	5,128
Current income tax recoverable	21	46	—		67
Deferred income tax assets	1,176	—	—		1,176
Goodwill	885	—	68	2(b)	953
Other assets	201	567	—		768
Separate account assets	30,437	16,853	—		47,290

TOTAL ASSETS	$95,710	$25,962	$77		$121,749

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$18,078	$225	$—		$18,303
Policyholder account balances	30,725	4,937	—		35,662
Other policyholder funds	281	1,112	—		1,393
Long-term debt	—	435	—		435
Deferred income tax liabilities	—	207	3	2(c)	210
Payables for collateral under securities loaned and other transactions	9,038	984	—		10,022
Other liabilities	980	212	—		1,192
Separate account liabilities	30,437	16,853	—		47,290

TOTAL LIABILITIES	89,539	24,965	3		114,507

Stockholder’s Equity:
Preferred stock, par value $0.01 per share	—	—	—		—
Common stock, par value $2.50 per share	100	2	(16)	3(b),3(c),3(e)	86
Additional paid-in capital	6,465	560	375	3(a)-3(e)	7,400
Retained earnings	10	440	(285)	3(d)	165
Accumulated other comprehensive income (loss)	(404)	(5)	—		(409)

TOTAL STOCKHOLDER’S EQUITY	6,171	997	74		7,242

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$95,710	$25,962	$77		$121,749

See notes to unaudited pro forma condensed consolidated financial information.

METLIFE INSURANCE COMPANY OF CONNECTICUT
(A Wholly-Owned Subsidiary of MetLife, Inc.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	Historical
	SUCCESSOR				Pro Forma
	MICC	MLI-USA	Adjustments	Notes	Consolidated
	(In millions)
			(Increase / (decrease))

REVENUES
Premiums	$168	$52	$—		$220
Universal life and investment-type product policy fees	667	344	—		1,011
Net investment income	1,945	183	—		2,128
Other revenues	76	74	—		150
Net investment gains (losses)	(347)	(30)	—		(377)

TOTAL REVENUES	2,509	623	—		3,132

EXPENSES
Policyholder benefits and claims	523	56	—		579
Interest credited to policyholder account balances	810	175	—		985
Other expenses	572	255	—	2(a)	827

TOTAL EXPENSES	1,905	486	—		2,391

Income from continuing operations before provision for income tax	604	137	—		741
Provision for income tax	177	35	—	2(c)	212

INCOME FROM CONTINUING OPERATIONS	$427	$102	$—		$529

See accompanying notes to unaudited pro forma condensed consolidated financial information.

METLIFE INSURANCE COMPANY OF CONNECTICUT
(A Wholly-Owned Subsidiary of MetLife, Inc.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005

	Historical
	PREDECESSOR	SUCCESSOR
	MICC	MICC	MLI-USA
	Six Months Ended	Six Months Ended	Year Ended			Pro Forma
	June 30, 2005	December 31, 2005	December 31, 2005	Adjustments	Notes	Consolidated
	(In millions)
				(Increase / (decrease))

REVENUES
Premiums	$325	$222	$59	$—		$606
Universal life and investment-type product policy fees	406	442	420	—		1,268
Net investment income	1,608	1,216	221	—		3,045
Other revenues	113	57	76	—		246
Net investment gains (losses)	26	(188)	(10)	—		(172)

TOTAL REVENUES	2,478	1,749	766	—		4,993

EXPENSES
Policyholder benefits and claims	599	523	47	—		1,169
Interest credited to policyholder account balances	698	504	216	—		1,418
Other expenses	440	383	298	(3)	2(a)	1,118

TOTAL EXPENSES	1,737	1,410	561	(3)		3,705

Income from continuing operations before provision for income tax	741	339	205	3		1,288
Provision for income tax	205	98	57	1	2(c)	361

INCOME FROM CONTINUING OPERATIONS	$536	$241	$148	$2		$927

See accompanying notes to unaudited pro forma condensed consolidated financial information.

METLIFE INSURANCE COMPANY OF CONNECTICUT
(A Wholly-Owned Subsidiary of MetLife, Inc.)

NOTES TO THE UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.	Basis of Presentation

On October 11, 2006, MetLife Insurance Company of Connecticut, a Connecticut corporation, and its subsidiaries (“MICC” or the “Company”), and MetLife Investors Group, Inc., a Delaware corporation (“MLIG”), both wholly-owned subsidiaries of MetLife, Inc. (“MetLife”), entered into a Transfer Agreement (the “Transfer Agreement”), pursuant to which the Company acquired all of the outstanding stock of MetLife Investors USA Insurance Company (“MLI-USA”), a Delaware stock life insurance company, from MLIG in exchange for shares of the Company’s common stock. In order to effectuate the exchange of shares, MetLife returned to the Company, just prior to the closing of the transaction, 10,000,000 shares of its common stock and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of the Company’s 40,000,000 authorized common stock. The Company issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. As the transaction was between entities under common control, the transaction was recorded at the book value of MLI-USA of approximately $1.0 billion and accounted for in a manner similar to a pooling-of-interests. The transaction closed on October 11, 2006 and has effect as if it occurred on October 1, 2006. After the closing of the transaction, 34,595,317 shares of the Company’s common stock are outstanding and remain outstanding as of December 20, 2006. MLIG holds 4,595,317 of the shares with the remaining shares held by MetLife.

On July 1, 2005, MICC became a wholly-owned subsidiary of MetLife. As required by the United States Securities and Exchange Commission Staff Accounting Bulletin Topic 5-J, Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting applied by MetLife to the acquired assets and liabilities associated with MICC has been “pushed down” to the consolidated financial statements of MICC, thereby establishing a new basis of accounting. This new basis of accounting is referred to as the “successor basis,” while the historical basis of accounting is referred to as the “predecessor basis.”

On October 30, 1997, MLIG, including its wholly-owned subsidiary MLI-USA, was purchased by Metropolitan Life Insurance Company and subsequently transferred to MetLife. This acquisition resulted in the recognition of goodwill, value of business acquired (“VOBA”) and related deferred income tax liabilities on the balance sheet of MLIG. As of September 30, 2006, $68 million, $9 million and $3 million of goodwill, VOBA and deferred income tax liabilities. At that time, MetLife elected not to apply push down basis of accounting to this transaction. Accordingly, such balances were recorded respectively, remained outstanding resulting from the 1997 acquisition. On October 11, 2006, MICC also purchased such unamortized balances at their stated book values at October 1, 2006 from MLIG.

The unaudited pro forma condensed consolidated financial information gives effect to the Transfer Agreement and the acquisition of the other assets acquired and liabilities assumed from MLIG as if it had occurred as of September 30, 2006 for purposes of the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2005 for purposes of the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2006 and the year ended December 31, 2005. The unaudited pro forma condensed consolidated financial information has been prepared by management and is based on historical financial statements. In accordance with Article 11 of Regulation S-X, discontinued operations have been excluded from the presentation of the unaudited pro forma condensed consolidated statements of income.

This unaudited pro forma condensed consolidated financial information is prepared in conformity with accounting principles generally accepted in the United States of America. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2006 and the year ended December 31, 2005 have been prepared using the following information:

(a)	Audited historical consolidated statement of income of MICC for the six months ended December 31, 2005 (Successor Basis); and

(b)	Audited historical consolidated statement of income of MICC for the six months ended June 30, 2005 (Predecessor Basis); and

(c)	Unaudited historical condensed consolidated financial statements of MICC as of and for the nine months ended September 30, 2006; and

(d)	Audited historical statement of income of MLI-USA for the year ended December 31, 2005; and

(e)	Unaudited historical financial statements of MLI-USA as of and for the nine months ended September 30, 2006; and

(f)	Such other supplementary information, including the other assets acquired and liabilities assumed from MLIG, as considered necessary to reflect the acquisition in the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial information is not intended to reflect the results of operations or the financial position that would have resulted had the acquisition been effected on the dates indicated, or the results that may be obtained by the consolidated company in the future. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements of MICC included in its Annual Report on Form 10-K for the year ended December 31, 2005 and in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2006 and the historical financial statements of MLI-USA included as an exhibit to the Form 8-K/A with which this financial information is filed.

METLIFE INSURANCE COMPANY OF CONNECTICUT
(A Wholly-Owned Subsidiary of MetLife, Inc.)

NOTES TO THE UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL INFORMATION — (Continued)

2.	Other Assets Acquired and Liabilities Assumed Adjustments

The adjustments recorded by MetLife upon the acquisition of MLIG on October 30, 1997 and recorded on the balance sheet of MLIG relating to other assets acquired and liabilities assumed by MICC are described below:

(a)	Represents VOBA of $9 million at September 30, 2006. This VOBA resulted from the acquisition of MLIG by MetLife in 1997. Related amortization for the nine months ended September 30, 2006 was insignificant and for the year ended December 31, 2005 was ($3) million. VOBA is amortized in relation to estimated gross profits or premiums, depending on product type. If estimated gross profits or premiums differ from expectations, the amortization of VOBA will be adjusted to reflect actual experience.

(b)	Represents goodwill of $68 million at September 30, 2006. This goodwill resulted from the acquisition of MLIG by MetLife in 1997.

(c)	Represents the deferred income tax liabilities of $3 million related to VOBA. The tax impact was insignificant related to the amortization expense for the nine months ended September 30, 2006 and was an income tax expense of $1 million for the year ended December 31, 2005.

3.	Stockholder’s Equity Adjustments

		Common	Additional Paid-In	Retained	Total Stockholder’s
	Notes	Stock	Capital	Earnings	Equity
		(Increase/(decrease) in millions)
STOCKHOLDER’S EQUITY ADJUSTMENTS:
Acquisition of assets acquired and liabilities assumed from MLIG	(a)	$—	$74	$—	$74
Return of MICC common stock from MetLife	(b)	(25)	25	—	—
Issuance of MICC common stock to MLIG	(c)	11	(11)	—	—
Reclassification of MLI-USA retained earnings at July 1, 2005	(d)	—	285	(285)	—
Elimination of MLI-USA common stock	(e)	(2)	2	—	—

TOTAL STOCKHOLDER’S EQUITY ADJUSTMENTS		$(16)	$375	$(285)	$74

The adjustments required for the capital transactions and for consolidation are described below:

(a)	Represents the acquisition of assets acquired and liabilities assumed for a total of $74 million from MLIG as discussed in footnote 2 above.

(b)	Represents the return of 10,000,000 shares of common stock, at $2.50 par value, by MetLife to MICC in anticipation of the acquisition of MLI-USA by MICC, for a total adjustment of $25 million.

(c)	Represents the issuance of 4,595,317 shares of common stock, at $2.50 par value, by MICC to MLIG in exchange for all the outstanding common stock of MLI-USA, for a total adjustment of $11 million.

(d)	Reclassification of MLI-USA’s retained earnings of $285 million at July 1, 2005, the date MICC was acquired by MetLife and MLI-USA and MICC became subsidiaries under the common ownership of MetLife.

(e)	Represents elimination of MLI-USA’s common stock of $2 million at September 30, 2006.